UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Michael A. Rocca did not stand for re-election as a director of the Board of Directors (the “Board”) of Hyatt Hotels Corporation (the “Company”) at the Company’s Annual Meeting held on May 21, 2025. In connection with Mr. Rocca’s departure, the Board decreased the size of the Board from thirteen to twelve members. On May 22, 2025, James H. Wooten, Jr. retired as a member of the Board and all other positions he held as a member of any committee of the Board. Mr. Wooten’s retirement was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On May 22, 2025, as a result of Mr. Wooten’s retirement, the Board further decreased the size of the Board from twelve to eleven members, effective as of May 22, 2025.

On March 19, 2025, the Company filed a Current Report on Form 8-K under Item 5.02 disclosing that Tracey T. Travis was appointed to the Board, effective March 18, 2025. At the time of that filing, Ms. Travis’s committee appointments had not yet been determined by the Board. On May 22, 2025, the Board appointed Ms. Travis to the Audit Committee of the Board, effective May 22, 2025.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 21, 2025. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following Class I directors to serve until the Company’s 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Paul D. Ballew	568,331,100	805,693	4,353,301
Mark S. Hoplamazian	568,516,962	619,831	4,353,301
Cary D. McMillan	551,006,972	18,129,821	4,353,301
Tracey T. Travis	568,855,570	281,223	4,353,301

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2025 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
572,702,051	685,537	102,506	0

3.	The Company’s stockholders did not approve the stockholder proposal requesting that the Company eliminate its multi-class share structure by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,162,808	540,861,841	112,144	4,353,301

4.	The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
568,359,857	650,927	126,009	4,353,301

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 23, 2025	By:	/s/ Margaret C. Egan
		Name:	Margaret C. Egan
		Title:	Executive Vice President, General Counsel and Secretary